Commitments and Contingencies	6 Months Ended
Mar. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 14 — COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company is subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity. As of March 31, 2025 and September 30, 2024, the Company had no material outstanding litigations.

Guarantee

The Company provided guarantee for a related party’s borrowing (details refer to Note 11).

Commitments

The Company had various outstanding bank loans (details refer to Note 9) and non-cancellable operating lease agreements (details refer to Note 8).